UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2018

SYNIVERSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8125 Highwoods Palm Way
Tampa, Florida 33647
Telephone: (813) 637-5000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.

On January 25, 2018, Syniverse Holdings, Inc., a Delaware corporation (the “Company”), provided the information furnished as Exhibit 99.1 to this Current Report on Form 8-K, which includes certain preliminary financial results for the year ended December 31, 2017, to certain lenders in connection with a presentation described in Item 7.01 below in anticipation of a possible refinancing of the Company’s senior credit facilities.

Cautionary Statement Regarding Preliminary 2017 Financial Results

The preliminary 2017 financial results included in the presentation are preliminary, unaudited and subject to completion, and may change as a result of management’s review of results and other factors, including a wide variety of significant business, economic and competitive risks and uncertainties. Such preliminary results are subject to the closing of the fourth quarter and full year of 2017 and finalization of fourth quarter and full year financial and accounting procedures (which have yet to be performed) and should not be viewed as a substitute for our audited annual financial statements prepared in accordance with accounting principles generally accepted in the U.S. We caution you that the preliminary 2017 financial results are not guarantees of future performance or outcomes, and that actual results may differ materially from management’s current estimates. Factors that could cause actual results to differ from management’s current estimates are set forth in the Company’s filings with the Securities and Exchange Commission (the “SEC”). You should read this information together with the financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for prior periods included in the Company’s SEC filings. Neither our independent registered public accounting firm nor any other independent registered public accounting firm has audited, reviewed or compiled, examined or performed any procedures with respect to the preliminary 2017 financial results, nor have they expressed any opinion or any other form of assurance on the preliminary results.

Item 7.01    Regulation FD Disclosure

On January 25, 2018, the Company scheduled a lender presentation to discuss the possible refinancing of its approximately $1.55 billion aggregate principal amount of outstanding senior credit facilities. In advance of such presentation, the Company provided certain information to potential lenders, including the information furnished as Exhibit 99.1 to this Current Report on Form 8-K. There can be no assurances that any such refinancing will be completed.

The information contained in Items 2.02 and 7.01 to the Company’s Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit 99.1	Information to certain lenders on January 25, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2018

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ Laura E. Binion
Name:	Laura E. Binion
Title:	Senior Vice President and General Counsel